Summary Prospectus and
Prospectus Supplement

August 30, 2024

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 30, 2024 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus and Prospectus dated April 30, 2024

International Advantage Portfolio (the "Fund")

The Summary Prospectus and Prospectus are hereby amended as follows:

The following is hereby added as the last row of the table in the sections of the Summary Prospectus entitled "Fund Management—Portfolio Managers" and the Prospectus entitled "Fund Summary—International Advantage Portfolio—Fund Management—Portfolio Managers":

Name	Title with Adviser, Sub-Adviser or Affiliate	Date Began Managing Fund
Lindsay Connor	Executive Director of the Adviser	August 2024

In addition, the section of the Prospectus entitled "Fund Management—Portfolio Management—International Advantage Portfolio" is hereby deleted and replaced with the following:

International Advantage Portfolio

The Fund is managed by members of the Global Opportunity team. The team consists of portfolio managers and analysts. Kristian Heugh is the lead portfolio manager and Anil Agarwal and Lindsay Connor are the co-portfolio managers, and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Heugh has been associated with the Adviser and its affiliates in an investment management capacity since 2001. Mr. Agarwal has been associated with the Sub-Adviser in an investment management capacity since 2020 and in an investment research capacity since 2001. Ms. Connor has been associated with the Adviser since 2023.

Please retain this supplement for future reference.

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